SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


     Date of Report (Date of earliest event reported): September 22, 2003


                         CANTERBURY CONSULTING GROUP, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

         Pennsylvania                                    23-2170505
-------------------------------          -------------------------------
(State of Incorporation)                 (IRS Employer Identification Number)


                               352 Stokes Road
                                  Suite 200
                          Medford, New Jersey  08055
                  (Address of principal executive offices)

                    Telephone Number:  (609) 953-0044




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ITEM 5. OTHER EVENTS

On September 10, 2003 Canterbury Consulting Group, Inc. received the following letter from the Nasdaq Listing Qualifications Section.

"On May 8, 2003, Staff notified the Company that its common stock failed to maintain a minimum bid price of $1.00 over the previous 30 consecutive trading days as required by The Nasdaq SmallCap Market set forth in Marketplace Rule 4310(c)(4) (the "Rule"). In accordance with Marketplace Rule 4310(c)(8)(D), the Company was provided 180 calendar days, or until November 4, 2003, to regain compliance with the Rule. Since then, the closing bid price of the Company's common stock has been at $1.00 per
share or greater for at least 10 consecutive trading days.   Accordingly,
the Company has regained compliance with the Rule and this matter is now closed."

ITEM 7. EXHIBITS


      (c)  Exhibits



           Number                   Description

            99 The Company's news release, issued on September 22, 2003 relating to Regained Compliance


                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CANTERBURY CONSULTING GROUP, INC.

                                         BY: /s/ Kevin J. McAndrew
                                         ----------------------------
                                         Kevin J. McAndrew, President

Dated: September 22, 2003